                                                                    EXHIBIT 99.1

                              SCHEDULE 14A INFORMATION

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or Rule
                 14a-12

                                             WORLDCOM, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:                 May 20, 2002
                ----------------------------------------------------------

                                     [LOGO]

                            500 CLINTON CENTER DRIVE
                           CLINTON, MISSISSIPPI 39056

                                  May 20, 2002

Dear fellow shareholder:

    We are enclosing a supplement to the proxy statement for WorldCom, Inc.'s 2002 annual meeting of shareholders, which was first mailed to our shareholders on or about April 22, 2002. The supplement contains information about recent developments concerning, among other things, the resignation of Bernard J. Ebbers as President, Chief Executive Officer and Director of WorldCom, Inc., the subsequent appointment of John W. Sidgmore as President and Chief Executive Officer, and the appointment of KPMG LLP as our independent public accountants. We urge you to read the supplement carefully together with the proxy statement.

    To provide our shareholders with sufficient time to review the supplement before we submit the annual meeting proposals to a vote, we have postponed the 2002 annual meeting, originally scheduled for May 23, 2002, until June 14, 2002. The annual meeting will now be held at 11:00 a.m., local time, on Friday, June 14, 2002 at 500 Clinton Center Drive, Clinton, Mississippi, 39056. The annual meeting proposals will be submitted to a vote of the shareholders at the postponed meeting on June 14.

    You may vote on any of the proposals described in the proxy statement, as supplemented, until the date and time of the postponed meeting on June 14, 2002. YOU DO NOT HAVE TO TAKE ANY ACTION IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES ON THE ANNUAL MEETING PROPOSALS AND DO NOT WISH TO CHANGE YOUR VOTE ON ANY PROPOSAL. IF YOU HAVE ALREADY VOTED ON THE PROPOSALS AND WISH TO CHANGE YOUR VOTE ON ANY PROPOSAL, YOU SHOULD FOLLOW THE PROCEDURES DESCRIBED IN THE SUPPLEMENT UNDER "VOTING AND REVOCABILITY OF PROXIES." If you have not already voted, I urge you to vote and sign, date and return the enclosed new proxy card in the enclosed postage-paid envelope, or vote through the Internet or by telephone by following the instructions on the enclosed new proxy card, as soon as possible, even if you plan to attend the postponed meeting. Signing the enclosed proxy will not prevent you from voting in person if you attend the postponed meeting, but will assure that your vote is counted if you are unable to attend. THE BOARD OF DIRECTORS CONTINUES TO RECOMMEND UNANIMOUSLY THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS LISTED IN THE PROXY STATEMENT, AS SUPPLEMENTED.

Sincerely,

SCOTT D. SULLIVAN
SECRETARY

                                     [LOGO]

               NOTICE OF POSTPONED ANNUAL MEETING OF SHAREHOLDERS
                              Clinton, Mississippi
                                  May 20, 2002

    The annual meeting of the shareholders of WorldCom, Inc., a Georgia corporation, has been postponed from Thursday, May 23, 2002, to Friday, June 14, 2002. The postponed annual meeting will be held at 11:00 a.m. local time, June 14, 2002, at 500 Clinton Center Drive, Clinton, Mississippi, for the purposes of:

    1.  electing a Board of ten (10) directors;

    2. considering and acting upon a proposal to approve the performance goals and amendment to the maximum bonus provision of our Amended and Restated Performance Bonus Plan; and

    3. transacting such other business as properly may come before the postponed meeting or any adjournments or postponements thereof.

    Holders of record of our WorldCom group stock, MCI group stock and Series D, E and F convertible preferred stock at the close of business on April 5, 2002, received notice of, and are entitled to vote at, the postponed meeting and any adjournment or postponement thereof.

    Your vote is important. Please vote in one of these ways:

    1.  use the toll-free telephone number shown on either proxy card;

    2.  visit and cast your vote at the web site listed on either proxy card; or

    3.  mark, sign and return either proxy card.

    We are offering our shareholders the opportunity to consent to receive all documents issued by us including, but not limited to, prospectuses, proxy materials, annual reports and other routine company filings electronically by providing the appropriate information when you vote on the proposals via the Internet. By choosing to receive this information electronically, you help support us in our efforts to control escalating printing and postage costs, and we hope that our shareholders find this service convenient and useful. If you consent and we elect to deliver future documents to you electronically, then we will send you a notice (either by electronic mail or regular mail) explaining how to access these materials but will not send you paper copies of these materials unless you request them. We may also choose to send one or more items to you in paper form despite your consent to receive them electronically. Your consent will be effective until you revoke it by terminating your registration at our web site (www.wcom.com).

    By consenting to electronic delivery, you are stating to us that you currently have access to the Internet and expect to have access in the future. If you do not have access to the Internet, or do not expect to have access in the future, please do not consent to electronic delivery because we may rely on your consent and not deliver paper copies of documents including, for example, future annual meeting materials or other documents issued by us. In addition, if you consent to electronic delivery, you will be responsible for your usual Internet charges (e.g., online fees) in connection with the electronic delivery of documents such as the proxy materials and annual report.

                                          By Order of the Board of Directors
                                          Scott D. Sullivan
                                          Secretary

                                     [LOGO]

                            500 CLINTON CENTER DRIVE
                           CLINTON, MISSISSIPPI 39056

                         SUPPLEMENT DATED MAY 20, 2002
                               TO PROXY STATEMENT
                              DATED APRIL 22, 2002

                              GENERAL INFORMATION

    This supplement is being mailed to our shareholders who are eligible to vote at our 2002 annual meeting. Holders of record of our WorldCom group stock, MCI group stock and Series D, E and F convertible preferred stock at the close of business on April 5, 2002 are entitled to vote at the postponed annual meeting or any adjournment or postponement thereof. The annual meeting will be held for the purposes set forth in the notice of postponed annual meeting of shareholders and the proxy statement, as supplemented, which was first mailed to our shareholders on or about April 22, 2002. This supplement is first being mailed to our shareholders of record on or about May 20, 2002.

    Shareholders are urged to read this supplement carefully together with the proxy statement. The information contained in this supplement replaces and supersedes any inconsistent information set forth in the proxy statement. Shareholders may obtain additional copies of the proxy statement by calling or writing us at the following address or phone number: WorldCom, Inc., Investor Relations, 500 Clinton Center Drive, Clinton, Mississippi 39056,
(877) 624-9266.

POSTPONEMENT OF ANNUAL MEETING

    In order to permit shareholders sufficient time to review this supplement before we submit the annual meeting proposals to a vote of the shareholders, we have postponed the 2002 annual meeting, originally scheduled for May 23, 2002, until June 14, 2002. The annual meeting proposals will be submitted to a vote of the shareholders at the postponed meeting on June 14, 2002. Shareholders may vote on the proposals until the date and time of the postponed meeting on June 14, 2002. YOU DO NOT HAVE TO TAKE ANY ACTION IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES ON THE ANNUAL MEETING PROPOSALS AND DO NOT WISH TO CHANGE YOUR VOTE ON ANY PROPOSAL. SHAREHOLDERS WHO HAVE ALREADY VOTED ON THE PROPOSALS AND WHO WISH TO CHANGE THEIR VOTE ON ANY PROPOSAL SHOULD FOLLOW THE PROCEDURES DESCRIBED BELOW UNDER "VOTING AND REVOCABILITY OF PROXIES." The postponed annual meeting will be convened at 11:00 a.m., local time, on Friday, June 14, 2002 at 500 Clinton Drive, Clinton, Mississippi, 39056.

INFORMATION IN SUPPLEMENT

    The purpose of this supplement is to provide shareholders with information about recent developments affecting us as they relate to, among other things, the following:

1. the resignation of Bernard J. Ebbers as our President, Chief Executive Officer and a director, effective April 29, 2002;

2. changes in the responsibilities of certain executive officers as a result of the resignation of Mr. Ebbers;

3.  several agreements between us and Mr. Ebbers;

4. the participation of Mr. Sidgmore in the proposed amended and restated performance bonus plan;

5.  the appointment of KPMG LLP as our independent public accountants; and

6. the removal of WorldCom group stock from the S&P 500 Index and S&P Global 100 Index on May 14, 2002.

    As a result of these recent developments, Mr. Ebbers has been removed from the slate of nominees for election to our board of directors and will not participate in the performance bonus plan. Following his resignation, our board of directors exercised its authority under our bylaws and reduced the size of the board to ten. As a result, there is no additional nominee or vacancy created by Mr. Ebbers' resignation. Proxies may not be cast for any individuals other than those nominees identified in the proxy statement, dated April 22, 2002, namely: James C. Allen, Judith Areen, Carl J. Aycock, Max E. Bobbitt, Francesco Galesi, Stiles A. Kellett, Jr., Gordon S. Macklin, Bert C. Roberts, Jr., John W. Sidgmore and Scott D. Sullivan.

                       VOTING AND REVOCABILITY OF PROXIES

    As stated in the proxy statement dated April 22, 2002, holders of record of our WorldCom group stock, MCI group stock and Series D, E and F convertible preferred stock at the close of business on April 5, 2002 are entitled to vote at the annual meeting or any adjournment or postponement thereof.

    A new proxy card for use at the annual meeting and a return postage-paid envelope are enclosed. Shareholders may also vote their shares through the Internet or by telephone by following the instructions provided on the enclosed proxy card. The execution of a proxy will not affect a shareholder's right to attend and vote in person at the annual meeting. NO ACTION IN CONNECTION WITH THIS SUPPLEMENT IS REQUIRED BY ANY SHAREHOLDER WHO HAS PREVIOUSLY DELIVERED A PROXY FOR USE AT THE ANNUAL MEETING AND WHO DOES NOT WISH TO REVOKE THAT PROXY OR CHANGE HIS OR HER VOTE. Any shareholder who wishes to vote on any of the proposals and who has not yet delivered a proxy must return either his or her original proxy card or return the enclosed new proxy card in the enclosed postage-paid envelope or vote through the Internet or by telephone. If, after sending in your proxy or voting by telephone or via the Internet, you decide to vote in person or desire to change or revoke your proxy vote, you may do so by:

    - notifying our Secretary in writing of such change or revocation at any time prior to the voting of the proxy,

    - submitting a later-dated proxy,

    - attending the meeting and voting in person,

    - calling the toll-free number on the enclosed proxy and changing your vote, even if you did not previously vote by telephone, or

    - submitting a later vote via the Internet.

    Attendance at the annual meeting alone is not sufficient to revoke a proxy. A revocation letter, later-dated proxy, or new vote through the Internet or telephone will not be effective unless it is received by us before the shareholder vote at the annual meeting.

    OUR BOARD OF DIRECTORS CONTINUES TO RECOMMEND UNANIMOUSLY THAT THE SHAREHOLDERS VOTE FOR THE PROPOSALS LISTED IN THE PROXY STATEMENT, AS SUPPLEMENTED.

                         ACTION TO BE TAKEN UNDER PROXY

    SHARES WILL BE VOTED AS INSTRUCTED IN THE PROXY ON EACH MATTER SUBMITTED TO THE VOTE OF SHAREHOLDERS. IF ANY DULY EXECUTED PROXY IS RETURNED WITHOUT VOTING INSTRUCTIONS, THE PERSONS NAMED AS PROXIES THEREON INTEND TO VOTE ALL SHARES REPRESENTED BY SUCH PROXY AS FOLLOWS:

(1) FOR the election of the persons named herein as nominees for our board of directors to hold office until our 2003 annual meeting of shareholders and until their successors have been duly elected and qualified;

(2) FOR the approval of the performance goals and amendment of the maximum bonus provision of our Amended and Restated Performance Bonus Plan; and

(3) in their discretion on the transaction of such other business as properly may come before the meeting or any adjournments or postponements thereof.

                      CERTAIN TRANSACTIONS WITH MR. EBBERS

    We have entered into certain loan and guaranty arrangements involving Bernard J. Ebbers, principally relating to certain obligations to financial institutions secured by Mr. Ebbers' stock in WorldCom. We initially established these arrangements in 2000, and have agreed to a series of modifications since January 1, 2001. On April 29, 2002, in connection with Mr. Ebbers' resignation as President, Chief Executive Officer and Director of WorldCom, we consolidated these various loan and guaranty arrangements into a single promissory note in the principal amount of approximately $408.2 million, repayable with accrued interest over five years. This principal amount includes approximately
$198.7 million that we have paid to Bank of America, N.A., or Bank of America, as repayment of outstanding indebtedness of Mr. Ebbers or certain companies controlled by him which we had guaranteed, approximately $36.5 million that we have deposited to collateralize a letter of credit used to support financing to an unrelated third party, approximately $165 million that we have loaned to Mr. Ebbers and all interest accrued on the foregoing amounts to April 29, 2002. These transactions are further described below.

    Since establishing these arrangements, we agreed to guarantee $150 million principal amount of indebtedness owed by Mr. Ebbers to Bank of America, as well as certain additional payments and related costs. The additional payments included, among other things, amounts payable to Bank of America by Mr. Ebbers or certain companies controlled by him relating to an approximately
$45.6 million letter of credit secured by a portion of Mr. Ebbers' stock and used to support financing to an unrelated third party; specified amounts, including margin debt, that became payable following stock price declines; and amounts subject to a margin call with respect to certain margin debt.

    The scheduled maturity of the Bank of America margin debt was extended in January 2002 for a period of up to two years. However, following declines in the closing price of the WorldCom group stock through early February 2002, we made aggregate payments of approximately $198.7 million to repay all of the outstanding debt covered by our guaranty and deposited with Bank of America approximately $36.5 million to collateralize the letter of credit, which is scheduled to expire on February 15, 2003, subject to renewal, extension or substitution. Our payments, together with any amounts paid or costs incurred by us in connection with the letter of credit, plus accrued interest at a floating rate equal to that under one of our credit facilities, were payable by Mr. Ebbers to us, as modified in early April 2002, within 90 days after demand, or within 180 days after demand if subsequent to his death or incapacity.

    In addition to the guaranty arrangements, during 2000 we loaned
$100 million to Mr. Ebbers. Since January 1, 2001, we have loaned him approximately an additional $65 million, for a total maximum principal amount of approximately $165 million. These loans bore interest at floating rates equal to that under certain of our credit facilities and, as modified in early
April 2002, were payable

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within 90 days after demand, or within 180 days after demand if subsequent to
Mr. Ebbers' death or incapacity.

    As noted above, on April 29, 2002, Mr. Ebbers' obligations to WorldCom under these loans and guaranty arrangements were consolidated into a single promissory note, which replaced the former notes. As of May 14, 2002, the aggregate principal amount of indebtedness owed by Mr. Ebbers to us under this note was approximately $408.2 million, which constitutes the largest aggregate amount of indebtedness outstanding since January 1, 2001. The principal amount is subject to payment over five years on the following schedule: $25 million on April 29, 2003, $25 million on April 29, 2004, $75 million on April 29, 2005,
$100 million on April 29, 2006, and all remaining principal on April 29, 2007. Mr. Ebbers is also obligated to pay interest on the outstanding balance, compounded monthly, on each repayment date at a fluctuating interest rate equal to that under one of our credit facilities, which was 2.32% per annum as of April 29, 2002. All principal and accrued interest under this note are immediately due and payable (1) upon the death of Mr. Ebbers, or (2) upon demand in the case of certain events of default, or (3) automatically without notice in the case of certain events of bankruptcy by or against Mr. Ebbers.

    We have been advised that Mr. Ebbers has used the proceeds of the loans from us principally to repay certain indebtedness under loans secured by shares of our stock owned by him and that the proceeds of such secured loans were used for private business purposes. The loans and guaranty arrangements by us were made following a determination that they were in the best interests of WorldCom and our shareholders in order to avoid additional forced sales of Mr. Ebbers' stock in WorldCom. The determination was made by our compensation and stock option committee as a result of the pressure on our stock price, margin calls faced by Mr. Ebbers and other considerations. Such actions by our compensation and stock option committee were ratified and approved by our board of directors.

    In connection with the transactions described above and, as to a portion of the shares, subject to certain limitations and effective upon termination of restrictions under existing lending agreements, Mr. Ebbers pledged to us the shares of our stock currently owned by him or later acquired upon option exercise with respect to his obligations under the loans and guaranty arrangements from us. This pledge has been perfected as to 9,287,277 shares of WorldCom group stock and 575,149 shares of MCI group stock. The pledge of the remaining shares of WorldCom and MCI group stock owned by Mr. Ebbers will take effect as and to the extent the limitations and restrictions under existing lending arrangements terminate. Following recent margin sales in respect of his shares, Mr. Ebbers' remaining holdings currently consist of an additional 5,091,483 shares of WorldCom group stock and no shares of MCI group stock. In addition, Mr. Ebbers has pledged to us security interests in certain equity interests in privately held businesses owned by him. Mr. Ebbers also agreed to indemnify us for any amounts expended or losses, damages, costs, claims or expenses incurred under the guaranty arrangements or the loans from us.

    Mr. Ebbers has also entered into a separation agreement with us as of April 29, 2002, which provides that he resigned from all directorships, offices and positions with us, and that he would be appointed to serve our board of directors as non-executive CHAIRMAN EMERITUS at the pleasure of the board. The agreement further provides that Mr. Ebbers will remain available for a period of five years to provide consulting services to us from time to time. The agreement also provides that we will pay an annual pension of $1.5 million to Mr. Ebbers for the remainder of his life, and an annual pension benefit of $750,000 to his current spouse for the remainder of her life, should she survive him, as well as continued medical and life insurance benefits for Mr. Ebbers' lifetime at our expense, limited use of our aircraft and the right to lease office space from us. The agreement further provides that all of Mr. Ebbers' outstanding options to purchase WorldCom group stock or MCI group stock became fully vested and exercisable as of April 29, 2002, and will generally remain exercisable for a period of five years following that date (or, if earlier, the expiration of the original term). As of that date, Mr. Ebbers held unvested options to acquire 1,788,627 shares of WorldCom group stock at a weighted-average exercise price of $30.90 per share and vested options to acquire 9,510,678 shares of WorldCom group stock at a weighted-average exercise price of $21.25 per share. Mr. Ebbers does not hold any outstanding options to acquire MCI group stock. Under the agreement, Mr. Ebbers also is subject to a number of restrictive covenants, including a five-year non-competition covenant in favor of us and our affiliates. Mr. Ebbers and we also agreed to a mutual release of actual or potential claims, subject to certain exceptions. Finally, in the event of any breach of the agreement or default by Mr. Ebbers in any of his obligations under the promissory note and related arrangements or the filing of bankruptcy by him, the payment of pension benefits described above will be permanently discontinued and all outstanding amounts due to us by him will be accelerated as provided in the promissory note.

  APPROVAL REGARDING THE AMENDED AND RESTATED WORLDCOM, INC. PERFORMANCE BONUS
                                      PLAN

    Proposal 2 in the proxy statement dated April 22, 2002 is the approval of the performance goals and amendment of the maximum bonus provision of the Amended and Restated WorldCom, Inc. Performance Bonus Plan, referred to as the Performance Bonus Plan. As previously disclosed, participants in the Performance Bonus Plan include our Chief Executive Officer, for whom the compensation and stock option committee has determined the maximum bonus with respect to 2002 could be $12 million. As Mr. Sidgmore is now the Chief Executive Officer, he is a participant in the Performance Bonus Plan on the terms and conditions applicable to the Chief Executive Officer.

    Except as described above, the Performance Bonus Plan and the description thereof contained in the proxy statement dated April 22, 2002 remain unchanged.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

    Effective May 14, 2002, at the recommendation of our audit committee, our board of directors engaged KPMG LLP, or KPMG, as our independent auditors. During the two most recent fiscal years and through May 14, 2002, we did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

    KPMG replaces the firm of Arthur Andersen LLP, or Arthur Andersen, which our board of directors and audit committee determined should not be re-engaged.

    Arthur Andersen issued an unqualified opinion on the consolidated financial statements of WorldCom as of and for the years ended December 31, 2001 and 2000. During the fiscal years ended December 31, 2001 and 2000, and in the subsequent period through the date of dismissal, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the matter in connection with their report on the financial statements. Additionally, during such periods there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

    We requested, and Arthur Andersen has furnished, a letter addressed to the Securities and Exchange Commission stating that Arthur Andersen agrees with the statements made by us in the preceding paragraph. A copy of that letter from Arthur Andersen to the Securities and Exchange Commission has been filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2002.

    Representatives of KPMG are expected to be present at the meeting to respond to appropriate questions, and to make a statement if they so desire.

                           OTHER RECENT DEVELOPMENTS

    In connection with the resignation of Mr. Ebbers as our President and Chief Executive Officer, we also made the following changes to the titles and duties of our executive officers:

    - John W. Sidgmore, previously our Vice Chairman, has been appointed President and Chief Executive Officer;

    - Scott D. Sullivan has been made our Executive Vice President and Chief Financial Officer;

    - Ronald R. Beaumont has been made our Chief Operating Officer, overseeing operations for both WorldCom group and MCI group; and

    - Bert C. Roberts remains chairman of our board of directors.

    On May 13, 2002 Standard & Poor's announced that it would remove WorldCom group stock from its S&P 500 Index and S&P Global 100 Index, after the close of trading on May 14, 2002.

    Since April 5, 2002, as a result of margin sales in respect of their shares, Bernard J. Ebbers, Carl J. Aycock and Francesco Galesi's holdings of WorldCom group stock and/or MCI group stock have been reduced as follows: Mr. Ebbers' holdings were reduced by 2,974,783 shares of WorldCom group stock and 118,991 shares of MCI group stock; Mr. Aycock's holdings were reduced by 696,500 shares of WorldCom group stock; and Mr. Galesi's holdings were reduced by 597,655 shares of WorldCom group stock and 24,146 shares of MCI group stock held by Rotterdam Ventures, Inc., a corporation wholly owned by Mr. Galesi.

    Additionally, as of May 20, 2002, Stiles A. Kellett, Jr., beneficially owned 1,169,881 shares of WorldCom group stock and 79,878 shares of MCI group stock. These amounts include 38,250 WorldCom group shares and 1,530 MCI group shares owned by Mr. Kellett's spouse; 37,554 WorldCom group shares and 1,502 MCI group shares owned by a family partnership which Mr. Kellett's spouse controls; 175,000 WorldCom group shares and 20,600 MCI group shares owned by a family partnership, as to which Mr. Kellett is the general partner; 61,200 WorldCom group shares and 2,447 MCI group shares owned by a partnership as to which Mr. Kellett is the general partner; and 129,873 WorldCom group shares purchasable upon exercise of options held by a family partnership which Mr. Kellett's spouse controls. The amounts beneficially owned by Mr. Kellett exclude 4,952,000 WorldCom group shares and 160,000 MCI group shares subject to a forward sale agreement as to which Mr. Kellett has neither voting nor dispositive power.

    Shareholders are urged to mark, sign and send in their proxies without delay.

By Order of the Board of Directors

Scott D. Sullivan
SECRETARY

Clinton, Mississippi
May 20, 2002

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                                 [WORLDCOM LOGO]

                            500 CLINTON CENTER DRIVE
                           CLINTON, MISSISSIPPI 39056


                    POSTPONED ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, JUNE 14, 2002











                          PROXY/VOTING INSTRUCTION CARD
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby with respect to all shares of WorldCom group common stock, MCI group common stock and series D, series E and series F convertible preferred stock of WorldCom, Inc. (the "Company") which the undersigned may be entitled to vote, constitutes and appoints John W. Sidgmore and Scott D. Sullivan, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to vote at the postponed Annual Meeting of Shareholders of the Company, to be held on Friday, June 14, 2002, commencing at 11:00 a.m. local time, at 500 Clinton Center Dr., Clinton, Mississippi, and at any and all adjournments or postponements thereof, according to the number of votes which the undersigned would possess if personally present, for the purposes of considering and taking action upon the matters listed below, as more fully set forth in the Proxy Statement of the Company dated April 22, 2002, and the Supplement thereto, dated May 20, 2002, receipt of which is hereby acknowledged.

         THIS PROXY/VOTING INSTRUCTION CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY/VOTING INSTRUCTION CARD WILL BE VOTED FOR THE PROPOSALS.





                                            WorldCom, Inc.
                                            P.O. Box 11494
                                            New York, NY  10203-0494



(Continued, and to be signed and dated on the reverse side.)

[WORLDCOM LOGO]

                          VOTE BY INTERNET OR TELEPHONE
                         24 HOURS A DAY - 7 DAYS A WEEK
               SAVE YOUR COMPANY MONEY - IT'S FAST AND CONVENIENT

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

             TELEPHONE                OR                     INTERNET                    OR                 MAIL
           1-866-388-1537                        http://www.proxyvotenow.com/wco

*  Use any touch-tone telephone.                                                            *  Mark, sign and date your
                                           *  Go to the website address listed above.           proxy card.
*  Have your proxy/voting                  *  Have your proxy/voting instruction card
    instruction card ready.                   ready.                                        *  Detach your proxy/voting
                                                                                                instruction card.
*  Enter your Control Number               *  Enter your Control Number located in the
    located in the box below.                  box below.
                                                                                            *  Return your proxy/voting
*   Follow the simple recorded             *  Follow the simple instructions on the             instruction card in the
     instructions.                             web site.                                        postage-paid envelope provided.
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Proxy Statement is available on WorldCom
Web site: http://www.worldcom.com/annual

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. If you have submitted your proxy by the Internet or telephone, there is no need for you to mail back your proxy card.

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                   CONTROL NUMBER FOR
              TELEPHONE OR INTERNET VOTING

---------------------------------------------------------

1-866-388-1537
CALL TOLL-FREE TO VOTE

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         (down arrow)        DETACH PROXY/VOTING INSTRUCTION CARD HERE     (down arrow)
-------------------------------------------------------------------------------------------------------------------
SIGN, DATE AND RETURN THE       Votes MUST be indicated (x)
PROXY/VOTING INSTRUCTION        in Black or Blue ink.       / /
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
1.  ELECTION OF DIRECTORS      FOR all nominees / /            WITHHOLD AUTHORITY to vote / /     *EXCEPTIONS / /
                               listed below                    for all nominees listed below

Nominees:  01-James  C.  Allen,  02-Judith  Areen,  03-Carl J.  Aycock,  04-Max E.  Bobbitt,  05-Francesco  Galesi,
06-Stiles A. Kellett,  Jr.,  07-Gordon S. Macklin,  08-Bert C.  Roberts,  Jr.,  09-John W. Sidgmore and 10-Scott D.
Sullivan.  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE,  MARK THE "EXCEPTIONS" BOX AND
WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)
*Exceptions________________________________________________________________________________________________________
THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 2.

2.  Approval of the performance goals and amendment to the maximum bonus provision of the Amended and Restated WorldCom, Inc.
    Performance Bonus Plan.                                                     / / FOR        / / AGAINST        / / ABSTAIN

3. In their discretion with respect to such other business as properly may come before the meeting or any adjournments thereof.

Please sign exactly as name(s) appear on this proxy/voting instruction card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED ______________________________,2002


-------------------------------------------------------------
Signature of shareholder or authorized representative


-------------------------------------------------------------
Signature (if held jointly)

I agree to access future Proxy Statements and Annual Reports via Internet / /

Address Change and or Comments Mark Here / /

If You Have Comments Mark Here / /
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